CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net income (loss) for the year	$ 473,166	$ (326,701)
Derivative financial instruments (Note 21):
Changes in fair value of cash flow hedges		(6,984)
Net change in costs of hedging		(3,092)
Total other comprehensive income that will be reclassified to profit or loss, net of tax		(10,076)
Pension benefit obligations:
Remeasurement (loss) gain of pension benefit obligations (Note 15)	(4,296)	841
Income tax impact (Note 25)	572	(38)
Equity securities (Note 8):
Net change in fair value of equity securities at FVOCI	12,238	(39,585)
Total other comprehensive income that will not be reclassified to profit or loss, net of tax	8,514	(38,782)
Other comprehensive income (loss) for the year	8,514	(48,858)
Comprehensive income (loss) for the year	$ 481,680	$ (375,559)